UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549



                            FORM 8-K



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported) December 13, 1996




 NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
    NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST, NAVISTAR FINANCIAL 1994-B OWNER TRUST,
             NAVISTAR FINANCIAL 1994-C OWNER TRUST,
             NAVISTAR FINANCIAL 1995-A OWNER TRUST,
             NAVISTAR FINANCIAL 1995-B OWNER TRUST,
            NAVISTAR FINANCIAL 1996-A OWNER TRUST AND
              NAVISTAR FINANCIAL 1996-B OWNER TRUST
     (Exact name of Registrant as specified in its charter)



                            Delaware
         (State or other jurisdiction of incorporation)



            1-4146-1                         51-0337491
     (Commission File Number)     (I.R.S. Employer Identification No.)



     2850 West Golf Road Rolling Meadows, Illinois        60008
       (Address of principal executive offices)         (Zip Code)





 Registrant's telephone number including area code 847-734-4275

                                                         FORM 8-K


            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.


          On December 13, 16 and 20, 1996, Registrant made available the Monthly Servicer Certificates for the Period of November 1996 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits:

          See attached Exhibit Index.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
              on behalf of NAVISTAR FINANCIAL 1993-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-B OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-C OWNER TRUST,
                           NAVISTAR FINANCIAL 1995-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1995-B OWNER TRUST,
                        NAVISTAR FINANCIAL 1996-A OWNER TRUST AND
                            NAVISTAR FINANCIAL 1996-B OWNER TRUST
                                                     (Registrant)







Date December 27, 1996            By:/s/ PHYLLIS E. COCHRAN
                                         Phyllis E. Cochran
                                         Vice President & Controller

                                                         FORM 8-K


                          EXHIBIT INDEX


Exhibit No.   Description

              Navistar Financial 1993-A Owner Trust

   20.1       Monthly Servicer Certificate, dated December 16, 1996


              Navistar Financial 1994-A Owner Trust

   20.2       Monthly Servicer Certificate, dated December 16, 1996


              Navistar Financial 1994-B Owner Trust

   20.3       Monthly Servicer Certificate, dated December 16, 1996


              Navistar Financial 1994-C Owner Trust

   20.4       Monthly Servicer Certificate, dated December 20, 1996


              Navistar Financial 1995-A Owner Trust

   20.5       Monthly Servicer Certificate, dated December 20, 1996


              Navistar Financial 1995-B Owner Trust

   20.6       Monthly Servicer Certificate, dated December 13, 1996


              Navistar Financial 1996-A Owner Trust

   20.7       Monthly Servicer Certificate, dated December 16, 1996

              Navistar Financial 1996-B Owner Trust

   20.8       Monthly Servicer Certificate, dated December 20, 1996